Derivative Instruments Derivative Instruments (Derivative Assets Offset in The Consolidated Balance Sheet) (Details) (Interest Rate Swap [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Interest Rate Swap [Member]
Offsetting Assets [Line Items]
Gross Amounts of Recognized Assets	$ 3,538
Net Amounts of Assets presented in the Statement of Financial Position	3,538
Fair Value of Financial Collateral	3,538
Total of Gross Amounts Not Offset in the Statement of Financial Position Including Applicable Netting Agreement and Fair Value of Collateral	3,538
Net Amount	$ 0